Exhibit 4.1
AMENDMENT NO. 1 dated as of October 18, 2019 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 5, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement), among ITRON, INC., a Washington corporation (the “Company”), the FOREIGN BORROWERS and GUARANTORS party thereto, the LENDERS and ISSUING LENDERS party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Company has requested, among other things, the extension of the Maturity Date to the date that is five years from the Amendment Effective Date (as defined below) (the “Maturity Date Extension”); and

WHEREAS, (a) each Lender holding Revolving Commitments and/or Revolving Loans immediately prior to the consummation of the transactions specified in Section 2 hereof (each, an “Existing Revolving Lender”) and each Lender holding Term Loans immediately prior to the consummation of the transactions specified in Section 2 hereof (each, an “Existing Term Lender” and, together with each Existing Revolving Lender, collectively, the “Existing Lenders”) that executes and delivers a signature page to this Amendment (each, a “Consenting Revolving Lender” or a “Consenting Term Lender”, as applicable, and collectively, the “Consenting Lenders”) at or prior to 9:00 p.m., New York City time, on October 16, 2019 (the “Delivery Time”), will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment Effective Date, and (b) each Existing Lender that does not execute and deliver a signature page to this Amendment at or prior to the Delivery Time (each, a “Declining Revolving Lender” or a “Declining Term Lender”, as applicable, and collectively, the “Declining Lenders”) will be deemed not to have agreed to this Amendment and will be subject to the mandatory assignment provisions of Sections 2.19(b) of the Credit Agreement upon the effectiveness of this Amendment on the Amendment Effective Date (it being understood that the interests, rights and obligations of the Declining Lenders under the Credit Documents will be assumed by (i) certain Consenting Lenders and (ii) certain financial institutions that are not Existing Lenders and that are party hereto (each, a “New Revolving Lender” or “New Term Lender”, as applicable, and collectively, the “New Lenders”), in each case in accordance with Sections 2.19(b) and 10.6 of the Credit Agreement and Sections 2(a) and 2(b) hereof).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Rules of Interpretation.  The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.  Maturity Date Extension.

(a)  Concerning the Revolving Lenders, the Revolving Commitments and the Revolving Loans.

(i)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (A) each New Revolving Lender shall become, and each Consenting Revolving Lender shall continue to be, a “Revolving Lender” and a “Lender” under the Credit Agreement and (B) each New Revolving Lender shall have, and each Consenting Revolving Lender shall continue to have, all the rights and obligations of a “Revolving Lender” and a “Lender” holding a Revolving Commitment or a Revolving Loan under the Credit Agreement and the other Credit Documents.

(ii)  Pursuant to Sections 2.19(b) and 10.6 of the Credit Agreement, on the Amendment Effective Date, (A) each Declining Revolving Lender shall be deemed to have assigned, delegated and transferred its Revolving Commitments and its Revolving Loans, as applicable, including any Participation Interests and (B) each Consenting Revolving Lender that will be allocated an aggregate amount of the Revolving Commitments as of the Amendment Effective Date that is less than the aggregate amount of Revolving Commitments of such Consenting Revolving Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Revolving Lender by the Administrative Agent prior to the date hereof and reflected on Schedule I hereto) shall be deemed to have assigned, delegated and transferred the portion of its Revolving Commitments in excess of such allocated amount (together with a proportionate principal amount of the Revolving Loans and Participation Interests of such Consenting Revolving Lender), in each case together with all its interests, rights (other than its existing rights to payments pursuant to Section 2.14 or 2.16 of the Credit Agreement) and obligations under the Credit Documents in respect thereof, to Wells Fargo, as assignee, and, in the case of its Revolving Loans and Participation Interests, at a purchase price equal to par (the “Revolving Loan Purchase Price”).  Upon (1) payment to a Declining Revolving Lender of (x) the Revolving Loan Purchase Price with respect to its Revolving Loans and Participation Interests so assigned, delegated and transferred pursuant to this paragraph (ii) (which shall be paid by Wells Fargo) and (y) accrued and unpaid interest and fees and other amounts owing under the Credit Agreement, in each case with respect to the Revolving Commitments and Revolving Loans through but excluding the Amendment Effective Date (which shall be paid by the Company), and (2) the satisfaction of the applicable conditions set forth in Sections 2.19(b) and 10.6 of the Credit Agreement (but without the requirement of any further action on the part of such Declining Revolving Lender, the Company or the Administrative Agent), such Declining Revolving Lender shall cease to be a party to the Credit Agreement in its capacity as a Revolving Lender and a Lender

(iii)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (A) to the extent any Consenting Revolving Lender will be allocated an aggregate amount of the Revolving Commitments as of the Amendment Effective Date that is more than the aggregate amount of the Revolving Commitments of such Consenting Revolving Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Revolving Lender by the Administrative Agent prior to the date hereof and reflected on Schedule I hereto), each such Consenting Revolving Lender agrees to assume from Wells Fargo the portion of such excess amount (together with a proportionate principal amount of the Revolving Loans and Participation Interests (in the case of the Revolving Loans and Participation Interests, at a purchase price equal to par)) and (B) each New Revolving Lender, if any, set forth on Schedule I hereto agrees to assume from Wells Fargo Revolving Commitments in an aggregate amount equal to the amount disclosed to such New Revolving Lender by the Administrative Agent prior to the date hereof and reflected on Schedule I hereto (together with a proportionate principal amount of the Revolving Loans and Participation Interests (in the case of the Revolving Loans and Participation Interests, at a purchase price equal to par)).

(iv)  Each New Revolving Lender, if any, by delivering its signature page to this Amendment on the Amendment Effective Date and assuming Revolving Commitments and Revolving Loans in accordance with Section 2(a)(iii) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by the Administrative Agent or any Lenders, as applicable, on the Amendment Effective Date.

(v)  The transactions described in this Section 2(a) will be deemed to satisfy the requirements of Sections 2.19(b) and 10.6 of the Credit Agreement in respect of the assignment of the Revolving Commitments, Revolving Loans and Participation Interests so assigned, delegated and transferred pursuant to Section 2(a)(ii) hereof, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments.

(b)  Concerning the Term Lenders and the Term Loans.

(i)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (A) each New Term Lender shall become, and each Consenting Term Lender shall continue to be, a “Term Loan Lender” and a “Lender” under the Credit Agreement and (B) each New Term Lender shall have, and each Consenting Term Lender shall continue to have, all the rights and obligations of a “Term Loan Lender” and a “Lender” holding a Term Loan under the Credit Agreement and the other Credit Documents.

(ii)  Pursuant to Sections 2.19(b) and 10.6 of the Credit Agreement, on the Amendment Effective Date, (A) each Declining Term Lender shall be deemed to have assigned, delegated and transferred its Term Loans and (B) each Consenting Term Lender that will be allocated an aggregate principal amount of the Term Loans as of the Amendment Effective Date that is less than the aggregate principal amount of Term Loans of such Consenting Term Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Term Lender by the Administrative Agent prior to the date hereof and reflected on Schedule II hereto) shall be deemed to have assigned, delegated and transferred the portion of its Term Loans in excess of such allocated amount, in each case together with all its interests, rights (other than its existing rights to payments pursuant to Section 2.14 or 2.16 of the Credit Agreement) and obligations under the Credit Documents in respect thereof, to Wells Fargo, as assignee, at a purchase price equal to par (the “Term Loan Purchase Price”).  Upon (1) payment to a Declining Term Lender of (x) the Term Loan Purchase Price with respect to its Term Loans so assigned, delegated and transferred pursuant to this paragraph (ii) (which shall be paid by Wells Fargo) and (y) accrued and unpaid interest and fees and other amounts owing under the Credit Agreement, in each case with respect to the Term Loans through but excluding the Amendment Effective Date (which shall be paid by the Company), and (2) the satisfaction of the applicable conditions set forth in Sections 2.19(b) and 10.6 of the Credit Agreement (but without the requirement of any further action on the part of such Declining Term Lender, the Company or the Administrative Agent), such Declining Term Lender shall cease to be a party to the Credit Agreement in its capacity as a Term Loan Lender and a Lender.

(iii)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (A) to the extent any Consenting Term Lender will be allocated an aggregate principal amount of the Term Loans as of the Amendment Effective Date that is more than the aggregate principal amount of the Term Loans of such Consenting Term Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Term Lender by the Administrative Agent prior to the date hereof and reflected on Schedule II hereto), each such Consenting Term Lender agrees to assume from Wells Fargo, at a purchase price equal to par, the portion of such excess amount and (B) each New Term Lender, if any, set forth on Schedule II hereto agrees to assume from Wells Fargo, at a purchase price equal to par, Term Loans in an aggregate principal amount equal to the amount disclosed to such New Term Lender by the Administrative Agent prior to the date hereof and reflected on Schedule II hereto.

(iv)  Each New Term Lender, if any, by delivering its signature page to this Amendment on the Amendment Effective Date and assuming Term Loans in accordance with Section 2(b)(iii) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by the Administrative Agent or any Lenders, as applicable, on the Amendment Effective Date.

(v)  For purposes of clarity, all Term Loans outstanding immediately prior to the Amendment Effective Date shall continue to be outstanding as Term Loans under the Credit Agreement on and after the Amendment Effective Date, subject to the terms of the Credit Agreement.

(vi)  The transactions described in this Section 2(b) will be deemed to satisfy the requirements of Sections 2.19(b) and 10.6 of the Credit Agreement in respect of the assignment of the Term Loans so assigned, delegated and transferred pursuant to Section 2(b)(ii) hereof, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments.

SECTION 3.  Amendments to the Credit Agreement.

(a)  Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 CFR § 1010.230.

“Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” means, with respect to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such Person.

“Covered Entity” means (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to such term in Section 10.29.

“Default Right” has the meaning assigned to such term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“First Amendment Effective Date” shall mean October 18, 2019.

“PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to such term in Section 10.29.

“Supported QFC” has the meaning assigned to such term in Section 10.29.

“U.S. Special Resolution Regimes” has the meaning assigned to such term in Section 10.29.

(b)  Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the text “(x)” immediately after the text “shall not include” in the definition of the term “Asset Sale” and (ii) inserting the text “or (y) the sale of accounts receivable permitted pursuant to Section 6.4(b)(ix)” immediately after the text “$10,000,000” in such definition.

(c)  Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definition of “Bank Product Provider Notice” and (ii) deleting the text “and such person executes and delivers to the Administrative Agent a Bank Product Provider Notice within thirty (30) days after entering into such Hedging Agreement or Treasury Services Agreement” in the definition of “Bank Product Provider”.

(d)  Section 1.1 of the Credit Agreement is hereby amended by restating the definition of the term “ERISA” in its entirety to read as follows:

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

(e)  Section 1.1 of the Credit Agreement is hereby amended by (i) replacing each occurrence of the text “Total Leverage Ratio” in the definition of the term “Applicable Margin” with the text “Total Net Leverage Ratio”, (ii) replacing the reference to “Level VI” in the last paragraph of the definition of the term “Applicable Margin” with the text “Level IV”, (iii) deleting in its entirety the fourth sentence of the last paragraph of the definition of the term “Applicable Margin” and (iv) replacing the pricing grid in the definition of the term “Applicable Margin” with the following pricing grid:

Level	Total Net Leverage Ratio	Eurocurrency Margin & LOC Fee	Base Rate Margin	Commitment Fee
I	Less than or equal to 2.00 to 1.00	1.00%	0.00%	0.150%
II	Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	1.25%	0.25%	0.175%
III	Greater than 2.50 to 1.00 but less than or equal to 3.50 to 1.00	1.50%	0.50%	0.200%
IV	Greater than 3.50 to 1.00	1.75%	0.75%	0.250%

(f)  Section 1.1 of the Credit Agreement is hereby amended by restating clause (b)(v) of the definition of “Consolidated EBITDA” in its entirety to read as follows:

(v) non-recurring cash expenses related to acquisitions and restructurings for such period not to exceed 10.0% of Consolidated EBITDA for such four (4) consecutive fiscal quarter period, and, with respect to restructurings (other than the Restructure), not to exceed $100,000,000 in the aggregate during the term of this Agreement (with respect to all such four (4) fiscal quarter periods ending after the Restatement Effective Date);

(g)  Section 1.1 of the Credit Agreement is hereby amended by adding the following text after each occurrence of the text “two” in the definition of “Interest Period”:  “(other than in the case of EURIBOR Rate Loans)”.

(h)  Section 1.1 of the Credit Agreement is hereby amended by replacing (i) the text “J.P. Morgan Europe Limited” in the definition of “Multicurrency Issuing Lender” with the text “J.P. Morgan AG” and (ii) the text “J.P. Morgan Securities plc” in the definition of “Multicurrency Swingline Lender” with the text “J.P. Morgan AG”.

(i)  Section 1.1 of the Credit Agreement is hereby amended by adding the following new sentence at the end of the definition of the term “Off-Balance Sheet Obligation”:

For the avoidance of doubt, “Off-Balance Sheet Obligation” shall not include any lease (other than those described in the immediately preceding sentence) that would have constituted an operating lease under GAAP as in effect for and applied by the Company prior to January 1, 2019.

(j)  Section 1.1 of the Credit Agreement is hereby amended by replacing the text “Restatement Effective Date” in the definition of the term “Maturity Date” with the text “First Amendment Effective Date”.

(k)  Section 1.1 of the Credit Agreement is hereby amended by restating clause (d) of the definition of the term “Revaluation Date” in its entirety to read as follows:

(d) the last Business Day of each calendar month (or, in solely in the case of LOC Obligations with respect to Letters of Credit denominated in a Foreign Currency, the first Business Day of each calendar month)

(l)  Section 1.1 of the Credit Agreement is hereby amended by deleting the text “Sudan” in the definition of “Sanctioned Entity”.

(m)  Section 1.1 of the Credit Agreement is hereby amended by restating the definition of “Sanctioned Person” in its entirety to read as follows:

“Sanctioned Person” shall mean, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, the Canadian government, Her Majesty’s Treasury or other relevant sanctions authority in any of the foregoing jurisdictions, (b) any Person located, operating, organized or resident in a country, region or territory which is itself the subject or target of any Sanctions or (c) any Person that is, or is owned or controlled by any such Person or Persons, described in the foregoing clauses (a) or (b) or by any such Person or Persons that is the subject or target of any Sanctions.

(n)  Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, the Canadian government” immediately after the text “the European Union” in the definition of “Sanctions”.

(o)  Section 1.1 of the Credit Agreement is hereby amended by deleting the text “in an amount not to exceed $100,000,000” in the definition of each of the terms “Secured Net Leverage Ratio” and “Total Net Leverage Ratio”.

(p)  Section 1.3 of the Credit Agreement is hereby amended by adding the following new paragraph (e):

(e)  Leases.  Notwithstanding anything to the contrary in this Agreement or any other Credit Document, all terms of an accounting or financial nature used herein or therein shall be construed, and all computations of amounts and ratios referred to herein and therein shall be made, without giving effect to the Financial Accounting Standards Board Accounting Standards Codification 842 (or any other Accounting Standards Codification having a similar result or effect) (and related interpretations) to the extent any lease (or any similar arrangement conveying the right to use) would be required to be treated as a capital lease thereunder where such lease (or similar arrangement) would have been treated as an operating lease under GAAP as in effect immediately prior to the effectiveness of the Financing Accounting Standards Board Accounting Standards Codification 842 (or such other Accounting Standards Codification having a similar result or effect).

(q)  Article I of the Credit Agreement is hereby amended by adding the following new Sections 1.10 and 1.11 in appropriate numerical order:

SECTION 1.10.  Divisions.  For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

SECTION 1.11. Interest Rates; LIBOR Notification.  The interest rate on Eurocurrency Loans is determined by reference to the LIBOR, which is derived from the London interbank offered rate.  The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market.  In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurocurrency Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in Section 2.13(c) of this Agreement, such Section 2.13(c) provides a mechanism for determining an alternative rate of interest.  The Administrative Agent will notify and consult with the Company, pursuant to Section 2.13, in advance of any change to the reference rate upon which the interest rate on Eurocurrency Loans is based.  However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 2.13(c), will be similar to, or produce the same value or economic equivalence of, the LIBOR or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

(r)  Section 2.2(b) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following text:

(a) Repayment of Term Loans.  The principal amount of the Term Loans shall be repaid in Dollars in consecutive quarterly installments in the amounts and on the dates set forth below, commencing on September 30, 2019 (provided, however, if such payment date is not a Business Day, such payment shall be due on the preceding Business Day), unless accelerated sooner pursuant to Section 7.2:

DATE	SCHEDULED REPAYMENT

December 31, 2019	$7,343,750.00

March 31, 2020	$7,343,750.00
June 30, 2020	$7,343,750.00
September 30, 2020	$7,343,750.00
December 31, 2020	$7,343,750.00

March 31, 2021	$7,343,750.00
June 30, 2021	$7,343,750.00
September 30, 2021	$7,343,750.00
December 31, 2021	$11,015,625.00

March 31, 2022	$11,015,625.00
June 30, 2022	$11,015,625.00
September 30, 2022	$11,015,625.00
December 31, 2022	$11,015,625.00

March 31, 2023	$11,015,625.00
June 30, 2023	$11,015,625.00
September 30, 2023	$11,015,625.00
December 31, 2023	$11,015,625.00

March 31, 2024	$11,015,625.00
June 30, 2024	$11,015,625.00
September 30, 2024	$11,015,625.00

Maturity Date	$396,562,500.00, or the remaining outstanding amount of the Term Loans

The outstanding principal amount of the Term Loans and all accrued but unpaid interest and other amounts payable with respect to the Term Loans shall be repaid on the Maturity Date.

(s)  Section 3.27(a) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following text:

(a)  None of the Credit Parties, their Subsidiaries or their respective directors, officers or employees and, to the best of the Credit Parties’ knowledge, none of their respective Affiliates or agents, is in violation of and shall not violate any Sanctions and each Credit Party has instituted and maintains policies and procedures designed to ensure compliance with applicable Sanctions.

(t)  Section 5.2 of the Credit Agreement is hereby amended by adding the following new paragraph (g) in the appropriate alphabetical order:

(g)  Beneficial Ownership Certification.  Any change in the information provided in any Beneficial Ownership Certification delivered to the Administrative Agent or any Lender that would result in a change to the list of beneficial owners identified in such certification.

(u)  Section 5.10 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

Each Credit Party will maintain in effect policies and procedures designed to ensure compliance by its Subsidiaries and their respective directors, officers and employees and, to the best of such Credit Party’s knowledge, its Affiliates and agents, in each case with applicable Sanctions.

(v)  Section 6.1 of the Credit Agreement is hereby amended by (i) replacing the text “$300,000,000” in clause (d) of such Section with the text “$500,000,000”, (ii) replacing the text “Restatement Effective Date” in each of clauses (f) and (g) of such Section with the text “First Amendment Effective Date” and (iii) adding the following text immediately after the text “$50,000,000” in clause (p) of such Section:

(for the avoidance of doubt, sales of accounts receivable to any third party that is not an Affiliate of the Company that do not give rise to, and that are not made in connection with the incurrence of, Indebtedness of the Company or any of its Subsidiaries are not restricted by this clause (p))

(w)  Section 6.2 of the Credit Agreement is hereby amended by (i) replacing the text “Restatement Effective Date” in clause (i) of such Section with the text “First Amendment Effective Date” and (ii) inserting the following text immediately after the text “Section 6.1(p)” of clause (t) of such Section:

or arising from the filing of a precautionary UCC financing statement in connection with the sale of accounts receivable that do not give rise to, and that are not made in connection with the incurrence of, Indebtedness of the Company or any of its Subsidiaries

(x)  Section 6.4 of the Credit Agreement is hereby amended by (i) replacing the text “$75,000,000” in clause (b)(iv) of such Section with the text “$100,000,000”, (ii) replacing the text “Restatement Effective Date” in clause (b)(xii) of such Section with the text “First Amendment Effective Date” and (iii) inserting the text “since the First Amendment Effective Date” immediately after the text “Consolidated Net Assets in the aggregate” in clause (b)(xii) of such Section.

(y)  Section 6.4 of the Credit Agreement is hereby amended by replacing clause (b)(ix) of such Section in its entirety with the following text:

(ix) (A) sales, transfers or other dispositions of accounts receivable in connection with the collection or compromise thereof, (B) sales of accounts receivable to any third party that is not an Affiliate of the Company that do not give rise to, and that are not made in connection with, the incurrence by the Company or any of its Subsidiaries of Indebtedness and (C) sales of accounts receivable made prior to the First Amendment Effective Date pursuant to that certain Master Receivables Purchase Agreement dated June 27, 2019, between the Company and Bank of Montreal;

(z)  Section 6.5 of the Credit Agreement is hereby amended by (i) replacing each occurrence of the text “Restatement Effective Date” in clauses (a), (e) and (k) of such Section with the text “First Amendment Effective Date”, (ii) inserting the text “and” immediately prior to subclause (A)(ii) of clause (m) of such Section and (iii) deleting subclause (A)(iii) of clause (m) of such Section in its entirety.

(aa)  Section 6.10 of the Credit Agreement is hereby amended by inserting the text “(excluding Restricted Payments made to any Credit Party)” immediately after the text “such Restricted Payments” in subclause (iii) of clause (a) of such Section.

(bb)  Section 8.11 of the Credit Agreement is hereby amended by deleting the text “(including, without limitation, a Bank Product Provider Notice)” in such Section.

(cc)  Article VIII of the Credit Agreement is hereby amended by adding the following new Section 8.12 in the appropriate numerical order:

Section 8.12  Certain ERISA Matters

(a)  Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that at least one of the following is and will be true:

(i)  such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii)  the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)  (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)  such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)  In addition, unless either (1) sub-clause (i) in the immediately preceding paragraph (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding paragraph (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto).

(dd)  Section 10.1 of the Credit Agreement is hereby amended by deleting the text “that have previously provided a Bank Product Provider Notice to the Administrative Agent pursuant to the terms hereof” in clauses (iii), (iv), (x), (xii) and (xiii) of such Section.

(ee)  Section 10.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 10.17 Patriot Act Notice; Beneficial Ownership Regulation.  Each Lender and the Administrative Agent (for itself and not on behalf of any other party) hereby notifies the Borrowers that, pursuant to the requirements of the Patriot Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrowers and the other Credit Parties, which information includes the name and address of the Borrowers and the other Credit Parties and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers and the other Credit Parties in accordance with the Patriot Act and the Beneficial Ownership Regulation.  The Borrowers shall (a) prior to the effective date of any Foreign Borrower Request and (b) otherwise promptly following a request by the Administrative Agent or any Lender, in each case provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation.

(ff)  Article X of the Credit Agreement is hereby amended by adding the following new Section 10.29 in the appropriate numerical order:

Section 10.29  Acknowledgment Regarding Any Supported QFCs.  (a)  To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States).

(b)  In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.  In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(gg)  Schedules 3.16, 6.2 and 6.5 to the Credit Agreement are hereby restated in their entirety to read as set forth on Schedules 3.16, 6.2 and 6.5 to this Amendment.

(hh)  Exhibit E to the Credit Agreement is hereby deleted in its entirety, and the reference to Exhibit E in the table of contents to the credit agreement is hereby replaced with the text “[Reserved]”.

(ii)  As of the Amendment Effective Date, (i) J.P. Morgan Europe Limited will cease to be a Multicurrency Issuing Lender, (ii) J.P. Morgan Securities LLC will cease to be a Multicurrency Swingline Lender and (iii) J.P. Morgan AG will become a Multicurrency Issuing Lender and a Multicurrency Swingline Lender.

SECTION 4.  Representations and Warranties.  Each of the Credit Parties represents and warrants to the Administrative Agent and to each of the Lenders and Issuing Lenders that:

(a)  The execution, delivery and performance by the Credit Parties of this Amendment, and the consummation of the transactions contemplated hereby, (i) are within each of the Credit Party’s company powers, (ii) require no consent or approval of (including any exchange control approval) or action by or in respect of, or registration or filing with, any Governmental Authority, agency or official, except such as have been obtained or made and are in full force and effect, (iii) do not contravene, or constitute a default under, any provision of applicable law, regulation or order of any Governmental Authority or the organizational documents of any Credit Party or of any judgment, injunction, order or decree binding upon any Credit Party, (iv) do not result in the creation or imposition of any Lien on any asset of a Credit Party except Liens in favor of the Administrative Agent and/or the Collateral Agent (for the benefit of the Secured Parties) and (v) will not violate or result in a default under any indenture, loan agreement or other material agreement or instrument binding upon any Credit Party or its assets, or give rise to a right thereunder to require any payment to be made by a Credit Party.

(b)  This Amendment has been duly authorized, executed and delivered by it and each of this Amendment and the Credit Agreement, as amended hereby, constitutes its legal, valid and binding obligation, enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)  The representations and warranties made by the Credit Parties in the Credit Agreement and the other Credit Documents shall (i) with respect to representations and warranties that contain a materiality qualification or are qualified by Material Adverse Effect, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification and are not qualified by Material Adverse Effect, be true and correct in all material respects, in each case as of the Amendment Effective Date as if made on and as of such date, except for any representation or warranty made as of an earlier date, which representation and warranty shall (x) with respect to representations and warranties that contain a materiality qualification or are qualified by Material Adverse Effect, be true and correct as of such earlier date and (y) with respect to representations and warranties that do not contain a materiality qualification and are not qualified by Material Adverse Effect, be true and correct in all material respects as of such earlier date.

(d)  At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on and as of the Amendment Effective Date.

(e)  As of the Amendment Effective Date, to the best knowledge of each Credit Party, the information included in the Beneficial Ownership Certification provided on or prior to the Amendment Effective Date to the Administrative Agent or any Lender as set forth herein is true and correct in all respects.

SECTION 5.  Effectiveness.  This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Company and each other Credit Party party hereto, (ii) each Consenting Lender, (iii) each New Lender, (iv) each Issuing Lender and (v) Lenders comprising the Required Lenders immediately prior to the Amendment Effective Date, (b) each of the applicable conditions set forth in Sections 2.19(b) and 10.6 of the Credit Agreement shall have been satisfied, (c) each of the representations and warranties set forth in Section 4 hereof shall be true and correct, (d) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, the Credit Documents or the transactions contemplated hereby (including certified resolutions from the board of directors (or similar governing body) of each Credit Party authorizing the execution, delivery and performance of this Amendment), all in form and substance reasonably satisfactory to the Administrative Agent, (e) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Issuing Lenders and the Lenders (including the Consenting Lenders and the New Lenders)) of Perkins Coie LLP, counsel for the Company, dated as of the Amendment Effective Date, (f) the Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date, and signed by a Responsible Officer, confirming compliance with the conditions set forth in Sections 4.2(a) and 4.2(b) of the Credit Agreement, (g) the Administrative Agent and the Lenders (including the Consenting Lenders and the New Lenders) shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation, in each case to the extent requested in writing to the Company not later than five Business Days prior to the proposed Amendment Effective Date, including, without limitation, a Beneficial Ownership Certification with respect to each Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, (h) the Administrative Agent shall have received payment of all fees and expenses required to be paid or reimbursed by the Company under or in connection with this Amendment, including those fees and expenses set forth in Section 10 hereof and (i) the Company shall have paid all unpaid interest and any other amounts (including any breakage costs) in respect of the Revolving Loans and Revolving Commitments of the Declining Revolving Lenders (to the extent required under Section 2(a)(ii) hereof) and in respect of the Term Loans of Declining Term Lenders (to the extent required under Section 2(b)(ii) hereof), in each case that have accrued to but excluding the Amendment Effective Date.

The Company shall use commercially reasonable efforts to provide to the Administrative Agent, on the Amendment Effective Date, a favorable written opinion (addressed to the Administrative Agent, the Issuing Lenders and the Lenders (including the Consenting Lenders and the New Lenders)) of Luxembourg counsel to the Company reasonably satisfactory to the Administrative Agent, dated as of the Amendment Effective Date; provided, however, that the failure to provide such a written opinion shall not result in a failure to satisfy the conditions precedent to the Amendment Effective Date.

SECTION 6.  Reaffirmation.  Each of the Company and each other Credit Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Credit Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent and/or the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Credit Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Credit Parties contained in the Security Agreement and the other Security Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

SECTION 7.  Credit Agreement.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Lenders, the Administrative Agent or any Credit Party under the Credit Agreement or any other Credit Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Credit Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.  After the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 8.  Applicable Law; Waiver of Jury Trial.  (a)  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.13 AND 10.16 OF THE CREDIT AGREEMENT (AS IN EFFECT ON THE DATE HEREOF) AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 9.  Counterparts; Amendment.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of an original executed counterpart of this Amendment.  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Credit Parties, the Administrative Agent, the Issuing Lenders and the Lenders party hereto.

SECTION 10.  Fees and Expenses.

(a)  The Company hereby agrees to pay to the Administrative Agent on the Amendment Effective Date, for the account of each applicable party, all fees separately agreed to by the Company and Wells Fargo (or any of its Affiliates) in respect of this Amendment.

(b)  Notwithstanding anything herein to the contrary, with respect to the transactions contemplated by this Amendment, the Administrative Agent hereby agrees to waive payment of the processing and recordation fee of $3,500 to the extent such fee is required under Section 10.6(b)(iv) of the Credit Agreement.

(c)  The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 10.5(a) of the Credit Agreement.

SECTION 11.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ITRON, INC.

By /S/ ROBERT FARROW

Name: Robert Farrow
Title: VP of Treasury and Business Strategy

ITRON NETWORKED SOLUTIONS, INC.

By /S/ ROBERT FARROW

Name: Robert Farrow
Title: Treasurer

ITRON METERING SOLUTIONS LUXEMBOURG

By /S/ JOEL VACH

Name: Joel Vach
Title: Manager

ITRON GLOBAL

By /S/ ROBERT FARROW

Name: Robert Farrow
Title: Manager

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, a U.S. Issuing Lender, a Multicurrency Issuing Lender, a U.S. Swingline Lender and a Lender

By /S/ JESSY HUMMEL

Name: Jessy Hummel
Title: VP

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

JPMORGAN CHASE BANK, N.A., as a U.S. Issuing Lender, a Multicurrency Issuing Lender, a Multicurrency Swingline Lender and a Lender

By /S/ LYNN M BRAUN

Name: Lynn M Braun
Title: Executive Director

J.P. MORGAN EUROPE LIMITED, as a Multicurrency Issuing Lender

By /S/ ALTAN KAYAALP

Name: Altan Kayaalp
Title: Executive Director

J.P. MORGAN SECURITIES PLC, as a Multicurrency Swingline Lender

By /S/ ALTAN KAYAALP

Name: Altan Kayaalp
Title: Executive Director

J.P. MORGAN AG, as a Multicurrency Issuing Lender and a Multicurrency Swingline Lender

By /S/ ANN KATHRYN REINWALD
/S/MICHEL REUTER
Name: Ann Kathryn Reinwald Michel Reuter
Title: Executive Director Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

BNP PARIBAS, as a Multicurrency Issuing Lender and a Lender

By /S/ AADIL ZUBERI

Name: Aadil Zuberi
Title: Vice President

By /S/ BILAL NIZAMI

Name: Bilal Nizami
Title: Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

SILICON VALLEY BANK, as a U.S. Issuing Lender, a Multicurrency Issuing Lender and a Lender

By /S/ JACKSON MORROW

Name: Jackson Morrow
Title: Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

BANK OF THE WEST

By /S/ LENI PRECIADO

Name: Leni Preciado
Title: Director Market Manager

For institutions that require a second signature:

By

Name:
Title:

Check all that apply:

New Revolving Lender: _____

Consenting Revolving Lender: _____

New Term Lender: ____

Consenting Term Lender: _____

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

BMO Harris Bank N.A.

By	/s/ Josh Hovermale
Name: Josh Hovermale
Title: Director

Check all that apply:

New Revolving Lender: _____

Consenting Revolving Lender: __X___

New Term Lender: ____

Consenting Term Lender: __X___

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

Citibank, N.A.

By	/s/ Hans Lin
Name: Hans Lin
Title: Senior Vice President

For institutions that require a second signature:

By

Name:
Title:

Check all that apply:

New Revolving Lender: _____

Consenting Revolving Lender: __X___

New Term Lender: ____

Consenting Term Lender: __X___

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

CITIZENS BANK, N.A

By	/s/ A. Paul Dawley
Name: A. Paul Dawley
Title: Senior Vice President

Check all that apply:

New Revolving Lender: _____

Consenting Revolving Lender: __X___

New Term Lender: ____

Consenting Term Lender: __X___

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

Fifth Third Bank

By	/s/ Shane Johnson
Name: Shane Johnson
Title: Director

For institutions that require a second signature:

By

Name:
Title:

Check all that apply:

New Revolving Lender: _____

Consenting Revolving Lender: __X___

New Term Lender: ____

Consenting Term Lender: __X___

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ Mire Levy
Name: Mire Levy
Title: Vice President

For institutions that require a second signature:

By

Name:
Title:

Check all that apply:

New Revolving Lender: _____

Consenting Revolving Lender: __X___

New Term Lender: ____

Consenting Term Lender: __X___

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

ING Bank N.V., Dublin Branch

By	/s/ Padraig Matthews
Name: Padraig Matthews
Title: Director

For institutions that require a second signature:

By
/s/ Rosemary Healy
Name: Rosemary Healy
Title: Vice President

Check all that apply:

New Revolving Lender: _____

Consenting Revolving Lender: __X___

New Term Lender: ____

Consenting Term Lender: _____

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

ING Bank a Branch of ING-DiBa AG

By	/s/ Nikola Kopp
Name: Nikola Kopp
Title: Director

For institutions that require a second signature:

By
/s/ Ingo Steen
Name: Ingo Steen
Title: Vice-President

Check all that apply:

New Revolving Lender: _____

Consenting Revolving Lender: _____

New Term Lender: ____

Consenting Term Lender: __X___

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

KEYBANK NATIONAL ASSOCIATION

By	/s/ TAD L. STAINBROOK
Name: Tad L. Stainbrook
Title: Vice President

For institutions that require a second signature:

By

Name:
Title:

Check all that apply:

New Revolving Lender: _____

Consenting Revolving Lender: __X___

New Term Lender: ____

Consenting Term Lender: __X___

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution: MUFG Union Bank, N.A.

By	/s/ Meng Zhang
Name: Meng Zhang
Title: Vice President

For institutions that require a second signature:

By

Name:
Title:

Check all that apply:
New Revolving Lender: _____
Consenting Revolving Lender: __X___
New Term Lender: ____
Consenting Term Lender: __X___

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Jennifer L. Shafer
Name: Jennifer L. Shafer
Title: Vice President

For institutions that require a second signature:

By

Name:
Title:

Check all that apply:
New Revolving Lender: _____
Consenting Revolving Lender: __X___
New Term Lender: ____
Consenting Term Lender: __X___

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

TD Bank, N.A.

By	/s/ Matthew Waszmer
Name: Matthew Waszmer
Title: Senior Vice President

Check all that apply:
New Revolving Lender: _____
Consenting Revolving Lender: __X___
New Term Lender: ____
Consenting Term Lender: _____

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

TD Bank, N.A. as Servicing Agent for TD Bank
USA, N.A.

By	/s/ Matthew Waszmer
Name: Matthew Waszmer
Title: Senior Vice President

Check all that apply:
New Revolving Lender: _____
Consenting Revolving Lender: _____
New Term Lender: ____
Consenting Term Lender: __X___

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

U.S. Bank National Association

By	/s/ Kurban H. Merchant
Name: Kurban H. Merchant
Title: Vice President

For institutions that require a second signature:

By

Name:
Title:

Check all that apply:
New Revolving Lender: _____
Consenting Revolving Lender: __X___
New Term Lender: ____
Consenting Term Lender: __X___

[Amendment No. 1 to Second Amended and Restated Credit Agreement Signature Page]